Exhibit 99.1

Northern Lights Acquisition Corp. Announces Date of Special Meeting

to Approve Acquisition of Safe Harbor Financial

Meeting to be held on June 24th, 2022

NEW YORK, June 14th, 2022 –Northern Lights Acquisition Corp. (NASDAQ: “NLIT”) (“Northern Lights”), a special purpose acquisition corporation, announces that it will hold a special meeting of its stockholders (the “Special Meeting”) on June 24, 2022 at 2pm ET to approve the business combination whereby NLIT will acquire SHF, LLC, d/b/a Safe Harbor Financial (“Safe Harbor”) and other related matters.

Special Meeting Overview

The Special Meeting will be exclusively via a live audio webcast at https://www.cstproxy.com/northernlightsacquisitioncorp/2022. Stockholders of record as of May 19, 2022, are entitled to receive notice of and to vote at the Special Meeting. Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, Northern Lights requests that each stockholder complete, sign, date and return a proxy card (online or by mail) as soon as possible and by no later than 11:59 p.m. Eastern Time on June 23, 2022, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders that hold their shares in “street name” (i.e., those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to ensure that their shares are voted.

If any Northern Lights stockholder does not receive the proxy statement describing the business combination and the other matters to be voted upon at the Special Meeting (the “Proxy Statement”) or who may need assistance in completing the proxy card or have questions regarding the Special Meeting, please contact Northern Lights’ proxy solicitor, The Laurel Hill Advisory Group by phone at (855) 414-2266 or via email at nlit@laurelhill.com.

If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close shortly thereafter, subject to the satisfaction or waiver of the other closing conditions. As part of the business combination, NLIT intends to change its name to SHF Holdings, Inc. and expects its common stock and warrants to remain listed on the NASDAQ Capital Market under the new ticker symbols “SHFS” and “SHFSW,” respectively.

Safe Harbor, a leading financial services provider to the cannabis industry, was formed to provide an unmet need – compliant banking and financial services to the rapidly expanding U.S. cannabis industry. Over the past seven years (including operations conducted through its parent, Partner Colorado Credit Union, Safe Harbor has processed more than $12 billion in deposit transactions, including approximately $3.6 billion in 2021.

Safe Harbor has grown to nearly 600 clients spanning 20 states, serving both the medical and recreational cannabis markets. As legislative reform unfolds in the U.S., Safe Harbor is uniquely positioned as the trusted, leading standard for cannabis financial services.

To watch Northern Lights’ Investor Day, which was held on May 25, 2022, CLICK HERE.

About Northern Lights Acquisition Corp.

Northern Lights is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, visit https://northernlightsacquisitioncorp.com/home/default.aspx.

About Safe Harbor

Safe Harbor is one of the first financial services providers to offer reliable access to banking solutions for cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its partners, serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting, and risk mitigation measures while meeting BSA obligations in line with FinCEN guidance on CRBs. Over the past seven years, Safe Harbor (including its predecessor) has processed over $12 billion in deposit transactions with operations spanning 20 states with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; (ii) Safe Harbor’s growth prospects and Safe Harbor’s market size; (iii) Safe Harbor’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings Safe Harbor may introduce in the future; (v) the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, whether as a result of recent volatility in the capital markets or otherwise, which may adversely affect the price of Northern Lights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Northern Lights; (viii) the effect of the announcement or pendency of the proposed business combination on Northern Lights’ or Safe Harbor’s business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against Northern Lights or Safe Harbor related to the definitive unit purchase agreement or the proposed business combination; (x) the ability to maintain the listing of Northern Lights’ securities on the Nasdaq Capital Market; (xi) the price of Northern Lights’ securities, including volatility resulting from changes in the competitive and highly regulated industry in which Safe Harbor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Safe Harbor’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding Safe Harbor’s and Northern Lights’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Northern Lights’ Proxy Statement relating to the proposed business combination, which has been filed with the SEC, other documents filed by Northern Lights from time to time with SEC, and any risk factors made available to you in connection with Northern Lights, Safe Harbor, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor and Northern Lights), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Additional Information about the Business Combination and Where to Find It

The proposed business combination involving Northern Lights and Safe Harbor will be submitted to the stockholders of Northern Lights for their consideration. Northern Lights filed the Proxy Statement in definitive form with the SEC on June 10, 2022 to be distributed to the stockholders of Northern Lights in connection with Northern Lights’ solicitation for proxies for the vote by the stockholders of Northern Lights connection with the proposed business combination and other matters as described in the Proxy Statement. Northern Lights has mailed the Proxy Statement and other relevant documents to its stockholders as of May 19, 2022, the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of Northern Lights and other interested persons are advised to read the Proxy Statement and any amendments thereto, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and Northern Lights’ solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Northern Lights, Safe Harbor, and the proposed business combination. Stockholders will be able to obtain free copies of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Northern Lights, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corporation, 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

No Offer or Solicitation

This press release relates to a proposed business combination between Northern Lights and Safe Harbor and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Northern Lights and Safe Harbor, and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Northern Lights’ stockholders in favor of the approval of the business combination. Information about the directors and officers of Northern Lights and their ownership of Northern Lights Class B common stock can also be found in Northern Lights’ registration statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Proxy Statement, and other documents subsequently filed by Northern Lights with the SEC. Information about the directors and executive officers of Safe Harbor, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Proxy Statement regarding the business combination when it becomes available. Additional information regarding the interests of these participants will also be included in the proxy statement pertaining to the business combination if and when it becomes available. Free copies of this document may be obtained as described above.

Safe Harbor Investor Relations Contact:

KCSA Strategic Communications

Adam Holdsworth

safeharbor@kcsa.com

Safe Harbor Public Relations Contacts:

KCSA Strategic Communications

Joshua Greenwald / Anu Kher

safeharbor@kcsa.com